Exhibit 32.2

THE SPENDSMART PAYMENTS COMPANY

CERTIFICATION PURSUANT TO

18 U.S.C. §1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of The SpendSmart Payments Company (the “Company”) on Form 10-Q/A for the period ending December 31, 2013, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, David Horin, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 11, 2014

/s/ David Horin
David Horin
Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)